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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 July 18, 1997
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                       (Date of earliest event reported)


                        Enterprise Federal Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Ohio                                  0-24694                       31-1396726
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(State or other jurisdiction   (Commission File Number)           (IRS Employer
of incorporation)                                            Identification No.)



7810 Tylersville Square Drive, West Chester, Ohio                         45069
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(Address of principal executive offices)                             (Zip Code)


                                 (513) 755-4600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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   (Former name, former address and former fiscal year, if changed since last report)





                        Exhibit Index appears on page 3.



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ITEM 5.  OTHER EVENTS

         On July 18, 1997, Enterprise Federal Bancorp, Inc. ("Bancorp"), an Ohio corporation headquartered in West Chester, Ohio, and North Cincinnati Savings Bank ("NCSB"), an Ohio-chartered savings bank headquartered in Blue Ash, Ohio , entered into an Agreement and Plan of Reorganization (the "Agreement") (including a Plan of Merger) which sets forth the terms and conditions under which NCSB will merge with and into Bancorp's wholly owned subsidiary, Enterprise Federal Savings Bank (the "Bank") (the "Merger"). The Bank shall be the surviving corporation of the Merger. Upon consummation of the Merger, the separate corporate existence of NCSB shall terminate.

         The Agreement provides that upon consummation of the Merger, and subject to certain further terms, conditions, limitations and procedures set forth in the Agreement, each share of common stock of NCSB, $1.00 par value per share ("NCSB Common Stock"), issued and outstanding at the Effective Time (as defined in the Agreement) (other than (i) shares the holder of which pursuant to any applicable law providing for dissenters' or appraisal rights is entitled to receive payment in accordance with the provisions of any such law, as to which shares such holder shall have only the rights provided in any such law,
(ii) shares held directly or indirectly by Bancorp (other than shares held in a fiduciary capacity or in satisfaction of a debt previously contracted), and
(iii) shares held as treasury stock of NCSB) shall become and be converted into, at the election of the holder thereof, the right to receive $18.50 per share valued in cash, Common Stock of Bancorp or a combination thereof, as set forth in Section 1.04(a) of the Agreement upon consummation of the Merger, subject to an overall requirement that no more than 75% of the shares of NCSB Common Stock will be converted into the right to receive stock consideration and no more than 40% of the shares of NCSB Common Stock will be converted into the right to receive cash consideration.

         Consummation of the Merger is subject to the approval of the NCSB shareholders and the receipt of all required regulatory approvals, as well as other customary conditions.

         The Agreement and the press release issued by Bancorp and NCSB on July 21, 1997 regarding the Merger are attached as exhibits to this report and are incorporated herein by reference. The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to such Agreement.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The following exhibits are filed with this report:


Exhibit Number                      Description
--------------                      -----------
2                             Agreement and Plan of
                              Reorganization, dated as of July
                              18, 1997, between Bancorp and
                              NCSB (including the Plan of
                              Merger, between Bancorp, the
                              Bank and NCSB and attached
                              as Appendix B thereto)

20                            Press Release issued on July 21,
                              1997 with respect to the
                              Agreement



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            ENTERPRISE FEDERAL BANCORP, INC.



Date:  July 22, 1997        By:  /s/ Thomas J. Noe
                                 ------------------------------------------
                                 Thomas J. Noe
                                 Vice President and Chief Financial Officer



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                                 EXHIBIT INDEX





Exhibit Number                        Description
--------------                        -----------
2                              Agreement and Plan of
                               Reorganization, dated as of July
                               18, 1997, between Bancorp and
                               NCSB (including the Plan of
                               Merger, between Bancorp, the
                               Bank and NCSB and attached
                               as Appendix B thereto)

20                             Press Release issued on July 21,
                               1997 with respect to the
                               Agreement




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